EXHIBIT 10.1

FIFTH AMENDMENT TO THE
OMNIBUS AGREEMENT
This Fifth Amendment (this “Fifth Amendment”) to the Omnibus Agreement (as amended, the “Omnibus Agreement”) by and among Phillips 66 Company (“Company”), on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC (“Pipeline”), Phillips 66 Partners LP (the “Partnership”), Phillips 66 Partners Holdings LLC (“Holdings”), Phillips 66 Carrier LLC (“Carrier”) and Philips 66 Partners GP LLC (the “General Partner”) is dated as of the 14th day of October, 2016.
WHEREAS, the Parties entered into the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment to the Omnibus Agreement effective as of March 1, 2014, December 1, 2014, March 1, 2015, and March 1, 2016, respectively; and
WHEREAS, the Parties seek to amend the Omnibus Agreement to include certain additional assets acquired by the Partnership in the fourth quarter of 2016.
NOW THEREFORE, for and in consideration of the forgoing, the mutual covenants, terms and conditions of the Agreement, as amended by this Fifth Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Unless otherwise noted, the capitalized terms used herein shall have the definitions set forth in the Omnibus Agreement.

2.	Section 4.01(a) of the Omnibus Agreement is hereby amended and restated in its entirety as follows:

“(a) Company agrees to provide, and agrees to cause its Affiliates to provide, on behalf of the General Partner and for the Partnership Group’s benefit, the Services (such Services to be provided, to the extent applicable, in connection with the Assets and any other assets acquired or developed by the Partnership Group from time to time). As consideration for the Services, the Partnership will pay Company an operational and administrative support fee of $6,901,666.67 per Month (as adjusted pursuant to Section 4.01(b) and (c), the “Operational and Administrative Support Fee”), payable without discount no later than the 21st Day of the Month in which Services are rendered, provided that if such Day is not a Business Day, then the Partnership shall pay such amount without interest on the next Business Day. If the Effective Date is any day other than the first day of a Month, or if this Agreement is terminated on any day other than the last day of a Month, then the Operational and Administrative Support Fee for the relevant Month shall be prorated based on the ratio of the number of days in the relevant partial Month to the number of days in the relevant full Month.”

3.	This Fifth Amendment shall be effective as of October 14, 2016.

4.	Except as expressly set forth herein, all other terms and conditions of the Omnibus Agreement shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Fifth Amendment as of the date first above written.

PHILLIPS 66 COMPANY
By:	/s/ Robert A. Herman
Robert A. Herman
Executive Vice President, Midstream

Signature Page to Fifth Amendment to the Omnibus Agreement

PHILLIPS 66 PIPELINE LLC
By:	/s/ Todd Denton
Todd Denton
President
PHILLIPS 66 CARRIER LLC
By:	/s/ Todd Denton
Todd Denton
President

Signature Page to Fifth Amendment to the Omnibus Agreement

PHILLIPS 66 PARTNERS LP
By:	Phillips 66 Partners GP, LLC, General Partner of Phillips 66 Partners LP
By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer

PHILLIPS 66 PARTNERS GP, LLC
By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer

PHILLIPS 66 PARTNERS HOLDINGS LLC
By:	Phillips 66 Partners LP, Sole Member of Phillips 66 Partners Holdings LLC
By:	Phillips 66 Partners GP, LLC, General Partner of Phillips 66 Partners LP
By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer

Signature Page to Fifth Amendment to the Omnibus Agreement